UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

IMMUNE THERAPEUTICS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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IMMUNE THERAPEUTICS, INC.

37 North Orange Ave, Suite 607, Orlando, FL 32801

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF

PROXY MATERIALS FOR IMMUNE THERAPEUTICS, INC.

To the Shareholders of Immune Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN to you as a stockholder of Immune Therapeutics, Inc., a Florida corporation (which we refer to in this Notice as the “Company,” “we,” “us” or “our”), that the Company is soliciting the votes of shareholders by written consent (“written consent”) to approve certain actions proposed by the Company’s Board of Directors, as more fully described in the accompanying proxy statement and its Amendment No. 1 (collectively, the “Proxy Statement”). This notice presents only an overview of the more complete Proxy Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the important information contained in the Proxy Statement and other proxy materials.

Written consents are being solicited on the Company’s behalf by certain of its officers in person, by telephone and electronic communication for the following corporate actions:

●	Authorize the Company to issue up to 10,000,000 shares of preferred stock (“the Preferred Authorization”), and designate 1,000,000 of such preferred shares as Series D Preferred Stock (“Series D Designation”) (Proposal No. 1);

●	Effect a reverse stock split (the “Reverse Split”) at a ratio between 800-to-1 and 1,000-to-1, to be determined by the Company’s Board of Directors (Proposal No. 2);

●	Change the Company’s name to Forte Biotechnology, Inc. (the “Name Change”) (Proposal No. 3);

Written consents must be received no later than December 31, 2018; however, once the requisite number of written consents has been received, the Company will no longer solicit written consents and the actions will be deemed approved.

On behalf of the Board of Directors,

/s/ Noreen Griffin
Name: Noreen Griffin
Chief Executive Officer and Director

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14A PROMULGATED THERETO

IMMUNE THERAPEUTICS, INC.

37 North Orange Ave, Suite 607, Orlando, FL 32801

PROXY STATEMENT
AMENDMENT NO. 1

(PRELIMINARY)

[NOTICE DATE]

A NOTICE OF THE INTERNET AVAILABILITY OF THIS PROXY STATEMENT IS BEING MAILED ON OR ABOUT [NOTICE DATE] TO STOCKHOLDERS OF RECORD ON NOVEMBER 25, 2018.

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the preliminary proxy statement filed on November 27, 2018 (“Proxy Statement”) by Immune Therapeutics, Inc. (the “Company”), in order to correct the statement on page 4 under “What are the Actions for which written consent is being sought?” regarding the change of the Company’s name. The Proxy Statement indicated that the Company intends to solicit written consents to change its name to One Immune, Inc.; however, the Proxy Statement should have indicated that the Company is soliciting written consents to change its name to Forte Biotechnology, Inc. Accordingly, the Proxy Statement is hereby amended to reflect the correct Name Change to Forte Biotechnology Inc. Thus, each instance in the Proxy Statement that refers to the Name Change should be read as referring to changing the Company’s name to Forte Biotechnology, Inc. We have also updated the written consent to reflect the foregoing.

This Amendment No. 1 to Schedule 14A amends only the items of the Proxy Statement and written consent as specified above and amends those items solely to reflect the changes described above. There are no other changes to the Proxy Statement or the written consent.

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Appendix A

WRITTEN CONSENT OF THE

SHAREHOLDERS OF IMMUNE THERAPEUTICS, INC.

The undersigned, being the Shareholders (the “Shareholders”) of Immune Therapeutics, Inc., a Florida corporation (the “Company”) holding the number of shares required to approve the below actions, pursuant to the Florida Business Corporation Act and the Bylaws of the Company, hereby consent to the following actions and hereby adopt and approve the following recitals and resolutions by written consent.

WHEREAS, the Shareholders believe it is in the best interest of the Company to authorize the Company to issue up to 10,000,000 shares of preferred stock, par value $0.0001, with the rights and privileges as designated by the Directors, and to designate 1,000,000 of such preferred shares as Series D Preferred Stock, with the rights and privileges as included in the attached “Certificate of Designation” (Proposal 1);

WHEREAS, the Shareholders believe it in the best interest of the Company to effectuate a reverse stock split of the Company’s common stock (“Reverse Split”) at a ratio between 800-to-1 and 1,000-to-1, as determined by the Directors; provided, however, that the Reverse Split must be consummated prior to December 31, 2019 (Proposal 2); and

WHEREAS, the Shareholders wish the Company to change its name to Forte Biotechnology, Inc. (“Name Change”) (Proposal 3);

NOW, THEREFORE, BE IT RESOLVED, that the Company shall be authorized to issue up to 10,000,000 shares of preferred stock, par value $0.0001.

FURTHER RESOLVED, that from the 10,000,000 authorized shares of preferred stock, 1,000,000 shares will be designated as Series D Preferred Stock, with the rights and privileges as included in the attached Certificate of Designation, which each Shareholder acknowledges it has read and approves.

FURTHER RESOLVED, that from the undesignated shares of preferred stock, the Company’s Board of Directors is authorized to, by written resolution, (1) designate wholly unissued series of preferred stock, (2) direct the issuance of the preferred stock in one or more series, (3) fix the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any wholly unissued series of the preferred stock, (4) fix the number of shares for any wholly unissued series of preferred stock, and (5) increase or decrease the number of shares of any wholly unissued series of preferred stock.

FURTHER RESOLVED, that the Reverse Split is approved.

FURTHER RESOLVED, the Name Change is approved.

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FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed to take all such further actions and to execute and deliver, in the name of and on behalf of the Company, any and all such further documents, agreements, certificates, instruments and undertakings, and to incur all such fees and expenses, as they or any of them may deem necessary or advisable to carry out the purpose of the foregoing resolution and that the taking of each such action, the execution and delivery of each such document or instrument, and the payment of each such expense shall be conclusive evidence of its necessity and advisability.

FURTHER RESOLVED, that any and all actions taken by the officers of the Company prior to the date hereof and contemplated by the foregoing resolutions are hereby adopted and approved as the acts and deeds of the Company.

The undersigned hereby agrees that this written consent may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed one action.

IN WITNESS WHEREOF, the undersigned Shareholder, by his/her/its signature hereunder, waives any requirement of notice required by law or the Company’s Bylaws, and executes this written consent as of the ___ day of _____________________, 2018 to approve the following Proposals (check all that apply).

Proposal 1

Proposal 2

Proposal 3

Follow Board Recommendations

Shareholder Signature	Signature of spouse, partner, or joint tenant

Printed:

Shares Held:

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